                                                                    Exhibit 10.6

9-30-85 (K-A)
-------------

                           PRODUCT LICENSE AGREEMENT
                           -------------------------




     THIS PRODUCT LICENSE AGREEMENT entered into this 30th day of September, 1985, by and between KIRIN-AMGEN, INC., a California corporation having offices at 1900 Oak Terrace Lane, Thousand Oaks, California 91320-1789 (said corporation hereinafter referred to as "K-A") and ORTHO PHARMACEUTICAL CORPORATION, A New Jersey corporation having offices at U.S. Route 202, Raritan, New Jersey 08869, (said corporation hereinafter referred to as "ORTHO").

                                  WITNESSETH:
                                  ----------


     WHEREAS, K-A represents that it has developed and is continuing to develop technology relating to erythropoietin and processes for its manufacture;

     WHEREAS, K-A further represents that it is the owner or licensee of patent applications by assignment and unpatented know-how covering said erythropoietin;

     WHEREAS, ORTHO and AFFILIATES are engaged in the research, development and sale of health care products throughout the world and wish to obtain certain rights to such technology and to such patents and patent applications;

     WHEREAS, ORTHO and K-A have entered into a TECHNOLOGY LICENSE AGREEMENT on even date herewith for the research, development and regulatory approval of various products;

     WHEREAS, K-A is a joint venture between Amgen of Thousand Oaks, California and Kirin Brewery Co., Ltd. of Tokyo, Japan and each, respectively, has consented to the execution of this AGREEMENT and a Product License Agreement and each has by separate written undertaking to ORTHO effective September 30, 1985, and incorporated herein by reference, agreed: (a) that each will make available to K-A all information and documents and provide assistance in order that K-A perform all of its obligations hereunder including but not limited to providing to ORTHO all information and documents provided for under this AGREEMENT; (b) that each has consented to ORTHO having the right to manufacture EPO in the United States for use and sale outside the United States except in China and Japan; and (c) that in the event K-A is dissolved, each shall, to the extent legally possible, continue to fulfill all obligations and duties under this AGREEMENT.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein recited, and other good and valuable considerations, the receipt of which is acknowledged, it is agreed as follows:

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------



     For the purposes of this Agreement, the terms set forth in this Article I shall have the following meanings:

     1.01 "AFFILIATE" shall mean and include (i) any company which owns or controls directly or indirectly at least forty percent (40%) of the voting stock of ORTHO and (ii) any other company at least forty percent (40%) of whose voting stock is owned or controlled directly or indirectly by such owning or controlling company, and (iii) any other company with which ORTHO or such an owning, owned, controlling or controlled company has a co-marketing, joint venture or distribution agreement for pharmaceuticals outside the United States. The term "ORTHO" shall also mean and include any AFFILIATE wherein the inclusion of same shall be warranted under the provisions of the AGREEMENT.

     1.02  "AGREEMENT" shall mean this Product License Agreement.

     1.03  "CLOSING" shall occur when,:

           (a) K-A shall execute and deliver to ORTHO this AGREEMENT and the TECHNOLOGY LICENSE AGREEMENT.

           (b) ORTHO shall execute and deliver to K-A this AGREEMENT and the TECHNOLOGY LICENSE AGREEMENT; and

           (c) The following approvals shall have been obtained: (i) the Board of Directors of K-A shall have authorized K-A's participation in, and its execution and delivery of, this AGREEMENT including the Exhibits attached hereto, and the TECHNOLOGY LICENSE AGREEMENT; and (ii) the Board of Directors of ORTHO shall have authorized ORTHO's participation in, and its execution and delivery of, this AGREEMENT, including the Exhibits attached hereto and the TECHNOLOGY LICENSE AGREEMENT.


     1.04 "EFFECTIVE DATE" shall be contingent on certain events and shall mean the date on which this AGREEMENT takes effect which shall be without interruption and simultaneous with the termination of and in accordance with the provisions of Article 9 of the TECHNOLOGY LICENSE AGREEMENT; provided that, if this AGREEMENT takes effect as a result of the receipt of an approval letter to market a LICENSED PRODUCT in a MAJOR COUNTRY or if there is a pending but as yet unapproved NDA or corresponding registration in any MAJOR COUNTRY, this AGREEMENT shall then be in effect in the entire LICENSED TERRITORY with respect to said PRODUCT. If there is not an approved NDA or corresponding registration in a MAJOR COUNTRY but such approval has been granted to permit marketing of a LICENSED PRODUCT and sales of said LICENSED PRODUCT commence in another country in the TERRITORY, this AGREEMENT shall not come into effect but the payment provisions of Article 4 of this AGREEMENT shall be followed with respect to the sale of LICENSED PRODUCTS in said country.

     1.05  "EPO" shall mean erythropoietin as described in Exhibit A.

     1.06 "FDA" shall mean the United States Food & Drug Administration and foreign counterparts thereof.

     1.07 "IND" shall mean a Notice of Claimed Investigational Exemption for a New Drug and all supplements under the United States Food, Drug & Cosmetic Act (FDA Act) and foreign counterparts thereof.

     1.08 "LICENSED FIELD" shall mean and include EPO for all indications for human use except diagnostics.

     1.09 "LICENSED KNOW-HOW" shall mean and include any and all data, information, technology or special ability on the part of K-A including, but not limited to, processes, techniques, methods, products, materials and compositions relating to the research, development, manufacture, testing or use of EPO, now owned or controlled by K-A or that shall be owned or controlled by K-A during the term of this AGREEMENT, which is reasonably related to LICENSED PATENTS and LICENSED PRODUCTS for use in the LICENSED FIELD; and which is useful in seeking approval from appropriate governmental health authorities to market LICENSED PRODUCTS and which includes any K-A INDs, NDAs and all supplements thereto covering PRODUCTS in the LICENSED FIELD.

     1.10  "LICENSED PATENTS" shall mean:
           (a)  any patent listed in Exhibit B;

           (b) any patent application listed in Exhibit B, and any division, continuation, or continuation-in-part of any such application, and any patent which shall issue based on such application, division, continuation or continuation-in-part;

          (c) any patent which is a reissue or extension of, or a patent of addition to, any patent defined in (a) or any application maturing into a patent defined in (b) above;

          (d)   any patent application or patent corresponding to any patent
application or patent identified   in (a), (b) or (c) above which is hereafter
filed or issued in   any country; and

          (e) any patent application related to or based on any of K-A's technical information developed in the LICENSED FIELD during the performance of this AGREEMENT, and any division, continuation or continuation-in-part of any such application; and any patent which shall issue based on such application, division, continuation or continuation-in-part; and any patent which is a reissue or extension of, or a patent of addition to, any such patent.

     1.11 "LICENSED PRODUCTS" shall mean and include any PRODUCTS for use in the LICENSED FIELD (i) which are within the scope of a VALID LICENSED CLAIM of a LICENSED PATENT; or (ii) whose use is within the scope of a VALID LICENSED CLAIM of a LICENSED PATENT; or (iii) which are manufactured or packaged within the scope of a VALID LICENSED CLAIM of a LICENSED PATENT; or (iv) which utilize any LICENSED KNOW-HOW.

     1.12  "LICENSED TERRITORY" shall mean and include the entire world except
(a) the United States, its territories and possessions, including the Commonwealth of Puerto Rico, (b) China and (c) Japan.

     1.13 "MAJOR COUNTRY' shall mean any of the following: United States, United Kingdom, West Germany, France and Japan.

     1.14 "NDA" shall mean a New Drug Application and/or a Product License Application and all supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning LICENSED PRODUCTS which are necessary for or included in, FDA approval to market LICENSED PRODUCTS and foreign counterparts thereof of NDAs.

     1.15 "NET SALES" shall mean the amount billed by ORTHO, or an AFFILIATE from the sale for commercial use of LICENSED PRODUCTS to independent third parties less the following amounts included in the billed amount: (i) discounts, including cash discounts, or rebates actually allowed or granted from the billed amount, (ii) credits or allowances actually granted upon claims or returns regardless of the party requesting the return, (iii) freight charges paid for delivery, and (iv) taxes or other government charges levied on or measured by the billed amount whether absorbed by the billing or the billed party and not K-A. In the event that LICENSED PRODUCTS are sold in the form of a combination product containing one or more active ingredients, other than EPO, NET SALES for such combination products will be calculated by multiplying actual NET SALES of such LICENSED PRODUCTS by the fraction A/(A+B) where A is the invoice price of the LICENSED PRODUCT if sold separately and B is the total invoice price of any other active component or components in the combination if sold separately by ORTHO or a single AFFILIATE. If on a country-by-country basis the LICENSED PRODUCT and the other active component or components in the combination are not sold separately in said country by ORTHO or a single AFFILIATE, NET SALES for purposes of determining royalties on the combination shall be calculated by multiplying NET SALES of the combination by the fraction C/(C+D) where C is ORTHO's or AFFILIATE's total actual cost of LICENSED PRODUCT at the point of formulation into the combination product and D is ORTHO's or AFFILIATE's total actual cost of the other active ingredient(s) included in the combination product at such point.

     1.16 "OUTSIDE RESEARCH PAYMENTS" shall mean amounts paid by ORTHO under the TECHNOLOGY LICENSE AGREEMENT or this AGREEMENT for clinical testing to an individual or individuals or to an entity other than K-A, ORTHO or an AFFILIATE for purposes of independent evaluation of any PRODUCT, which data shall be used by ORTHO and/or K-A in filing NDAs or other registrations regarding the PRODUCTS.

     1.17 "PRODUCT ORGANISMS" shall mean any and all organisms developed or acquired by K-A, the uses of which are licensed to ORTHO pursuant to this AGREEMENT and which have been genetically engineered to produce biologically active LICENSED PRODUCTS, including any and all improvements thereon.

     1.18 "PRODUCTS" shall mean EPO for human therapeutic uses including but not limited to prophylactic uses except diagnostics.

     1.19 "TECHNOLOGY LICENSE AGREEMENT" shall mean an agreement between K-A and ORTHO executed on even date herewith.

     1.20 "VALID LICENSED CLAIM" shall mean and include a claim in an issued LICENSED PATENT which has not lapsed or become abandoned and which claim has not been declared invalid by an unreversed or unappealable decision or judgment of a court of competent jurisdiction.

                                   ARTICLE 2
                                   ---------

                                    LICENSE
                                    -------

     2.01  GRANT
           -----

           K-A hereby grants to ORTHO but not AFFILIATES, except as hereinafter provided, an exclusive license to make in one location, have made and use LICENSED KNOW-HOW, LICENSED PATENTS and LICENSED PRODUCTS in the LICENSED TERRITORY in the LICENSED FIELD and to sell LICENSED PRODUCTS in the LICENSED TERRITORY in the LICENSED FIELD. ORTHO and AFFILIATES shall also be permitted to use and sell LICENSED PRODUCTS made in one location in the United States, in the LICENSED TERRITORY.

     2.02  SUBLICENSE
           ----------

           ORTHO may, with prior written notice to K-A, sublicense LICENSED PATENTS, LICENSED KNOW-HOW and LICENSED PRODUCTS under this AGREEMENT (i) to any AFFILIATE, or any third party, to use and sell LICENSED PRODUCTS as provided in this AGREEMENT; and (ii) if ORTHO is not manufacturing LICENSED PRODUCTS in the LICENSED TERRITORY, then to any one controlled (50%) AFFILIATE to make in one location in the LICENSED TERRITORY, use and sell LICENSED PRODUCTS as provided in this AGREEMENT.

     2.03  ASSURANCE BY ORTHO
           ------------------

           In the event of sublicensing as provided in paragraph 2.02, ORTHO shall assure K-A that this AGREEMENT shall apply to such AFFILIATE or third party sublicensee, and such AFFILIATE or third party sublicensee shall deliver to K-A a written promise to comply with the terms of this AGREEMENT to the extent that such terms are applicable. ORTHO shall guarantee the due and punctual performance of any and all responsibilities under this AGREEMENT as applied to such AFFILIATE or third party sublicensee.

     2.04  DIRECT AGREEMENT
           ----------------

           As a substitute for a sublicense, K-A shall, if ORTHO so requests, enter into a separate agreement with any AFFILIATE granting a license in accordance with the provisions of this AGREEMENT. Such agreement shall incorporate all of the terms of this AGREEMENT to the extent that they are applicable. ORTHO shall guarantee the due and punctual performance of any and all responsibilities by the AFFILIATE under such separate agreement.

     2.05  WARRANTY
           --------

           K-A warrants and represents that it has the full right and power to grant the license set forth in paragraph 2.01 of this Article 2 and that there are no outstanding agreements, assignments or encumbrances in existence inconsistent with the provisions of this AGREEMENT.

     2.06  ORTHO EFFORTS
           -------------

           ORTHO agrees to use reasonable efforts to market and sell LICENSED PRODUCTS in the LICENSED TERRITORY. If K-A in good faith, reasonably believes that the market for the LICENSED PRODUCT in one or more countries in the LICENSED TERRITORY is not being adequately penetrated by ORTHO (or its AFFILIATES or sublicensees), then K-A shall advise ORTHO in writing as to this belief, stating in reasonable detail the basis of such belief. Promptly thereafter, ORTHO and K-A shall meet in an atmosphere of reasonableness and good faith in order to mutually consider the development of revised marketing strategy for such country(ies). In the event that K-A makes a substantial contribution to a revised marketing plan or the identification and utilization of a new marketing entity, then the parties will consider in good faith an appropriate arrangement with respect to such country(ies) which would fairly recognize K-A's contribution.

     2.07  IMPROVEMENTS
           ------------

     2.07.1 If K-A, on the one hand, or ORTHO and/or its AFFILIATES and sublicensee(s), on the other hand, improve the PRODUCT ORGANISMS, and/or the LICENSED KNOW-HOW, or make LICENSED PRODUCTS or process improvements, all such improvements shall become part of the LICENSED KNOW-HOW and shall be promptly transferred and/or communicated to the other party in order to maintain parity among K-A, ORTHO and its AFFILIATES and sublicensees and by the provisions hereof shall be deemed to be a part of the LICENSED PATENTS or LICENSED KNOW-HOW as the case may be and licensed to K-A or ORTHO, as the case may be, on a royalty-free basis.

     2.07.2 Notwithstanding any provision of this AGREEMENT, any technology and/or improvements developed by a party to this AGREEMENT and disclosed or licensed under this Article 2, shall be and remain the property of the developing party. This Paragraph 2.07.2 shall survive any termination of this AGREEMENT.

                                   ARTICLE 3
                                   ---------

                               REGULATORY MATTERS
                               ------------------

     3.01  PENDING NDA
           -----------

           In the event, on the effective date of this AGREEMENT, an NDA approval letter from the FDA has not been received but an NDA or corresponding registration is pending in a MAJOR COUNTRY for any one or more of the PRODUCTS, this AGREEMENT takes effect and the process seeking said approval letter shall be diligently continued and pursued by the appropriate party as set forth in the TECHNOLOGY LICENSE AGREEMENT.

     3.02  RECORDS AND PROGRESS.
           --------------------

           K-A, KIRIN and ORTHO shall keep and maintain complete and accurate records of all work including all FDA filings that either has done in connection with LICENSED PRODUCTS. The parties agree to provide each other with sufficient technical information and assistance as is necessary for each of them to assess the progress of the other party in its clinical testing of PRODUCTS and in its filing and pursuit of INDs and NDAs in connection with

LICENSED PRODUCTS including but not limited to K-A and KIRIN informing ORTHO of all communications and discussions with the FDA.

     3.03  ACCESS TO FDA FILES
           -------------------

     K-A and ORTHO agree that each shall have access to and the exclusive and irrevocable right to refer to and cross-reference each other's INDs, NDAs and supplements thereto consistent with the purposes of this AGREEMENT and the TECHNOLOGY LICENSE AGREEMENT and with respect to K-A not for any diagnostic purpose and each agrees to provide all appropriate documentation necessary to achieve the purposes of this AGREEMENT. ORTHO's access and utilization under this Paragraph shall include use within and outside the LICENSED TERRITORY. The parties agree to notify the FDA of the right to cross-reference the above-described documents and to execute and file all the necessary papers and documents required to allow each to exercise its rights under this AGREEMENT.

     3.04  CONTINUING OBLIGATIONS
           ----------------------

           During the term of this AGREEMENT, K-A, KIRIN and ORTHO each shall have a continuing obligation to advise each other of any adverse drug reactions or any governmental regulatory problems, notices, actions or communications and to keep all INDs, NDAs and supplements thereto current and in full force and effect relating to the manufacture, use, and/or sale of LICENSED PRODUCTS.

                                   ARTICLE 4
                                   ---------

                                   ROYALTIES
                                   ---------

     4.01  PAYMENTS
           --------
           ORTHO shall pay to K-A royalties equal to ten (10) percent of NET SALES of LICENSED PRODUCTS in the LICENSED TERRITORY.

     4.02  TIMING OF PAYMENTS
           ------------------

           For purposes of Paragraph 4.01, all computations of royalties due to K-A shall be made commencing on CLOSING and ending on December 31 of the year in which this AGREEMENT takes effect. Thereafter, all royalty payments due to K-A based on NET SALES shall be on a calendar quarterly basis and shall be payable by ORTHO within sixty (60) days of the end of each calendar quarter.

     4.03  RECORDS
           -------

           ORTHO shall keep complete and accurate records of the latest three
(3) years of NET SALES of LICENSED PRODUCTS with respect to which a royalty is payable according to this AGREEMENT. Within sixty (60) days following each quarterly period of a calendar year during which royalties are due under this AGREEMENT, ORTHO shall render to K-A a written report setting forth in reasonable detail the calculation of the amount of royalties due and payable on a country by country basis based on sales of such

LICENSED PRODUCTS during such calendar quarter, and ORTHO shall, upon rendering such report, remit to K-A the amount of royalties shown thereby to be due.

     4.04  ACCOUNTING
           ----------

           K-A shall have the right at its own expense to nominate an independent certified public accounting firm generally recognized as one of the so-called "Big 8" accounting firms or another independent certified public accountant acceptable to and approved by ORTHO, said approval not to be unreasonably withheld, who shall have access to the records of ORTHO and those of its AFFILIATES and Sublicensees during reasonable business hours for the purpose of verifying the underlying information and calculations relating to the payments as provided for in this AGREEMENT, but this right may not be exercised more than once in any one (1) calendar year, and said accountant shall disclose to K-A only information relating to the accuracy of the royalty report and the royalty payments made according to this AGREEMENT. ORTHO agrees to cooperate with an independent certified public accountant hereunder.

     4.05  SALES TO AFFILIATES AND/OR SUBLICENSEES
           ---------------------------------------
           No royalties shall be payable on net sales of any LICENSED PRODUCT between ORTHO and any AFFILIATE or sublicensee.

     4.06  PAYMENTS ON SALES
           -----------------

           Any payments due hereunder on sales outside the United States by ORTHO shall be payable to K-A in United States Dollars at the prevailing rate of exchange of the currency of the country in which the sales are made (as quoted by the CITIBANK N.A. of New York for the last business day of the calendar quarter for which the royalties are payable).

     4.07  AFFILIATE PAYMENTS
           ------------------

           In the event that ORTHO grants a sublicense under this AGREEMENT to any AFFILIATE, or K-A enters into a separate Agreement with any AFFILIATE pursuant to Article 2, such AFFILIATE shall make any payments to K-A in accordance with the provisions of this AGREEMENT in United States Dollars at the prevailing rate of exchange of the currency of the country of such AFFILIATE on the date on which the royalty payment is due or in such other currency as both parties mutually agree upon.

     4.08  TAXES
           -----

           Any sum required under United States tax laws or the tax laws of any other country, to be withheld by ORTHO from payments for the account of K-A shall be promptly paid by ORTHO for and on behalf of K-A to the appropriate tax authorities, and ORTHO shall furnish K-A with official tax receipts or other appropriate evidence issued by the appropriate tax authorities sufficient to enable K-A to support a claim for income tax credit in respect of any sum so withheld. This same provision shall also apply to an AFFILIATE sublicensed under Article 2 hereof or entering into a separate agreement pursuant to said Article with relation to the tax laws of the respective country or countries in which such AFFILIATE is doing business. If any tax, however denominated is levied against K-A solely because of the presence of an ORTHO facility or because ORTHO is doing business in a country, then ORTHO shall pay such tax.

     4.09  EXCHANGE RATE NOT ASCERTAINABLE
           -------------------------------

           During any period in which no exchange rate between the foreign currency in question and the United States Dollar can be ascertained in accordance with this Article, K-A shall have the option of having payment of such royalties suspended with the proviso that payment of amounts due shall be made within thirty (30) days after such a rate of exchange is next quoted by CITIBANK N.A. of New York; provided always that K-A may at any earlier date elect to receive payment in the foreign currency in question or in any other currency for which an exchange rate can be ascertained. If the exchange rate can be ascertained, but the payment by ORTHO's AFFILIATE to K-A in United States Dollars or other currency is not permissible, ORTHO's AFFILIATE may satisfy its obligations to K-A by the deposit in the currency of the country where the sales of LICENSED PRODUCTS were made on which the payment was based to the credit and account of K-A in any commercial bank or trust company of its choice located in that country; prompt notice of which shall be given to K-A.

     4.10  LATE PAYMENTS
           -------------

           Royalty payments provided for in this AGREEMENT shall, when overdue or adjusted pursuant to Paragraph 4.04 above, be subject to a late payment charge calculated at the prime rate or successive prime rates publicly announced by CITIBANK N.A. of New York, New York during the entire period of delinquency; provided, however, that if the amount of such late payment charge exceeds the maximum permitted by law for such charge, such charge shall be reduced to such maximum amount.

                                   ARTICLE 5
                                   ---------

                             SUPPLY AND MANUFACTURE
                             ----------------------

     5.01  ORTHO MANUFACTURE
           -----------------

           ORTHO shall have the right to manufacture in the United States its requirements of PRODUCTS for the sale of LICENSED PRODUCTS in the LICENSED TERRITORY and also shall have the right to sublicense said manufacture in accordance with the provisions of Paragraph 2.02. ORTHO's rights under this Paragraph shall not in any way be limited by any other provision of this AGREEMENT including but not limited to Paragraph 5.02.

     5.02  K-A MANUFACTURE
           ---------------

           Promptly after execution of this AGREEMENT, ORTHO and K-A shall enter into discussions with respect to the manufacture and supply of PRODUCTS by K-A to ORTHO. Such discussions shall be conducted in an environment of reasonableness and good faith by the parties. If agreement is reached, the parties shall enter in an appropriate Manufacture and Supply Agreement. Such agreement shall include provisions relating to price, supply of PRODUCTS and PRODUCT ORGANISMS, disclosure of manufacturing technology, preparation and delivery of specifications, record keeping, renegotiation terms, aid and assistance to ORTHO to set up its own manufacturing facility, either within the United States or outside the United States, if required, duration and the like.

     5.03  K-A's ASSISTANCE
           ----------------

           If ORTHO desires to establish a manufacturing facility for the manufacture of PRODUCTS in accordance with Paragraph 5.01, K-A shall diligently assist ORTHO in the establishment and start-up of said manufacturing facility, including providing ORTHO with manufacturing information reasonably sufficient for ORTHO to manufacture PRODUCTS. ORTHO shall reimburse K-A at its then-effective monthly billing rate for its efforts in assisting ORTHO in establishing said facility.

     5.04  DELIVERY OF PRODUCT ORGANISMS
           -----------------------------

           K-A hereby warrants and represents that it shall faithfully and diligently deliver to any manufacturing facility provided for in this Article 5 such quantities of PRODUCT ORGANISMS as are reasonably required by ORTHO, or its designated AFFILIATE, to manufacture LICENSED PRODUCTS. Such deliveries shall be made within thirty (30) days after written request by ORTHO to K-A at no expense to ORTHO, or its designated AFFILIATE, and shall be made by K-A from time to time during the term of this AGREEMENT as the need arises to replenish PRODUCT ORGANISMS.

                                   ARTICLE 6
                                   ---------

                                CONFIDENTIALITY
                                ---------------

     6.01  LIMITATIONS OF USAGE
           --------------------

           All confidential information transmitted by either party to the other including all confidential information developed pursuant to this AGREEMENT, shall be identified with reference to this AGREEMENT and the receiving party shall, while this AGREEMENT is in effect and for three (3) years after termination thereof, make no use of this information other than in furtherance of this AGREEMENT and shall use the same efforts to keep secret and prevent the disclosure of such information to parties other than its agents, officers, employees and representatives authorized to receive such information as it would its own confidential information except for such confidential information that,

           (a) was known to the receiving party at the time of its disclosure and not previously subject to any obligation of confidentiality at the time of its disclosure;

           (b) was generally available to the public or was otherwise part of the public domain at the time of its disclosure;

           (c) became generally available to the public or became otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this AGREEMENT; or

           (d) became known to the receiving party after its disclosure (i) from a source other than the disclosing party (including from independent development by the receiving party), (ii) other than from a third party who had an obligation to the disclosing party not to disclose such information to others, and (iii) other than under an obligation of confidentiality.

          Each receiving party may disclose any of the LICENSED KNOW-HOW and confidential information to the extent such disclosure is necessary to comply with applicable laws or regulations, or to make and use LICENSED PRODUCTS in accordance with the terms of this AGREEMENT.

                                   ARTICLE 7
                                   ---------

                                    PATENTS
                                    -------


     7.01  PROSECUTION AND MAINTENANCE
           ---------------------------

           K-A agrees to faithfully continue, at its expense, the prosecution of all patent applications listed in Exhibit B within the LICENSED FIELD and, when necessary, to file and prosecute additional applications covering patentable technology relating to EPO in the United States and other countries throughout the world. K-A shall have the duty and responsibility to pay all taxes and annuities on all applications and patents listed in Exhibit B within the LICENSED FIELD. K-A shall provide ORTHO with copies of all applications listed in Exhibit B within the LICENSED FIELD, all future-filed applications and all correspondence with Patent Offices applicable thereto. If K-A chooses not to prosecute and maintain certain applications/patents under this AGREEMENT, K-A shall so notify ORTHO and ORTHO shall, in its sole discretion, decide whether to assume the responsibility and expenses therefore for each such application or patent. In that event, the applications/patents for which ORTHO shall assume responsibility shall be assigned to ORTHO. If ORTHO so assumes responsibility, it shall be entitled to recover all its related reasonable expenses (including attorneys' fees) from the sale of LICENSED PRODUCTS in the country prior to any payments under Article 4 of this AGREEMENT.

     7.02  REVIEW
           ------

           K-A shall give ORTHO the opportunity to review, through their patent counsel, the status of all pending patent applications listed in Exhibit B and shall keep ORTHO informed of the status of their prosecution, including such Patent Office proceedings as interferences, reexamination, oppositions and requests for patent term extension under the Act. Notwithstanding the above, K-A shall have sole responsibility for all decisions in connection with the filing and prosecution of all patent applications and the maintenance of all patents. K-A and ORTHO shall each take all appropriate actions to maximize the benefits for both K-A and ORTHO with respect to any patent term restoration and/or regulatory exclusivity that may be available in connection with any LICENSED PATENT or LICENSED PRODUCT.

                                   ARTICLE 8
                                   ---------

                                  ENFORCEMENT
                                  -----------

     8.01  INFRINGEMENT BY ORTHO
           ---------------------

           (i) If, as a result of the manufacture, use and sale of LICENSED PRODUCTS, ORTHO is sued for patent infringement or threatened with such a lawsuit or other action by a third party, then ORTHO shall actively consult with K-A in its attempts to resolve same. If the settlement of a lawsuit or threatened lawsuit or other action requires any payments to a third party, then ORTHO and K-A shall share said payments on an equal basis.

           (ii) If, as a result of the manufacture, use and sale of any LICENSED PRODUCT, ORTHO is sued for patent infringement or threatened with such a lawsuit or other action in a country and as a result of same ORTHO is prevented from the commencement of marketing said LICENSED PRODUCT in said country, then provided that LICENSED PRODUCTS are being marketed or in the future are marketed in another country or countries, ORTHO shall be entitled to recover the equivalent of 50% of the OUTSIDE RESEARCH PAYMENTS directly related to the LICENSED PRODUCT incurred by ORTHO in accordance with ARTICLE 4 of the TECHNOLOGY LICENSE AGREEMENT for registration in the problem country.

           (iii) If, as a result of the manufacture, use and sale of any LICENSED PRODUCT, ORTHO is sued for patent infringement or threatened with such a lawsuit or other action in any country, and as a result of same, ORTHO is prevented from further marketing said PRODUCT in said country then if

           (A) said PRODUCT has been on sale less than three (3) years in said country and provided that LICENSED PRODUCTS are being marketed or in the future are marketed in another country or countries, ORTHO shall be entitled to recover the equivalent of 50% of the OUTSIDE RESEARCH PAYMENTS directly related to the LICENSED PRODUCT incurred by ORTHO in accordance with ARTICLE 4 of the TECHNOLOGY LICENSE AGREEMENT for registration in the problem country.

           (B) said PRODUCT has been on sale more than three (3) years in said country, there shall be no recovery by ORTHO under this Paragraph by ORTHO from K-A.

           (iv) In connection with any lawsuit or threatened lawsuit or other action as set forth in (i), (ii) or (iii) above, ORTHO and K-A shall share on an equal basis all reasonable expenses (including attorneys' fees) incurred therewith.

     8.02  INFRINGEMENT BY THIRD PARTIES
           -----------------------------

           Either party shall promptly notify the other party of any infringement of any LICENSED PATENTS, misappropriation of a trade secret or declaration of an interference proceeding relating to LICENSED PATENTS or LICENSED KNOW-HOW, and shall provide the other party with all available evidence relating thereto. K-A and ORTHO shall then consult with each other as to the best manner in which to proceed. K-A shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action. If K-A requests ORTHO to join K-A in such suit or action and ORTHO agrees to do so, ORTHO shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. K-A shall pay ORTHO its reasonable expenses (including its attorney's fees) in connection with any such suit or action. Should K-A lack standing to bring any such action, then K-A may cause ORTHO to do so upon first undertaking to indemnify and hold ORTHO harmless (to the extent permissible by law) from all consequent liability and to promptly reimburse all reasonable expense (including attorney fees) stemming therefrom. In the event K-A fails to take action with respect to such matters within a reasonable period, not more than six (6) months, following receipt of such notice and evidence, ORTHO shall have the right, but not the obligation, to bring, defend and maintain any appropriatesuit or action. If ORTHO finds it necessary to join K-A in such suit or action, K-A shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. ORTHO shall pay to K-A the reasonable expenses of K-A (including its attorney's fees) in connection with any such suit or action. Absent an agreement between the parties to jointly bring any action or suit hereunder and share the expenses thereof, any amount recovered in any such action or suit shall be retained by the party bearing its expenses thereof.

                                   ARTICLE 9
                                   ---------
                              TERM AND TERMINATION
                              --------------------

     9.01  TERM
           ----

           This AGREEMENT shall come into effect on the EFFECTIVE DATE and shall remain in effect unless the parties mutually agree in writing to terminate, or until termination occurs pursuant to Paragraph 9.02 below.

     9.02  DEFAULT
           -------
           In the event that K-A or ORTHO (the "Defaulting party") shall:

           a) default in a material obligation hereunder, including failure to make any payments, and fail to remedy such default within 60 days after notice of such default by the Non-Defaulting party; or

           b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency or be adjudged bankrupt; or

           c) go or be placed in a process of complete liquidation or dissolution other than for an amalgamation or reconstruction; or

           d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within 60 days after such receiver's appointment,then, and in any such event, the Non-Defaulting party, at its option, may terminate its obligations to, and the rights of, the Defaulting party under the license granted in this AGREEMENT upon 30 days written notice to the Defaulting party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

     9.03  RIGHTS UPON DEFAULT
           -------------------
      (a) Upon termination of this AGREEMENT as a result of K-A's default under Paragraph 9.02, ORTHO shall have the right, but not the obligation, to make, use and sell LICENSED PRODUCTS under LICENSED PATENTS and LICENSED KNOW-HOW, and all of ORTHO's payment obligations under this AGREEMENT shall continue, provided however, that ORTHO shall have the right to off-set against any such payments any and all reasonable expenses directly incurred as a result of K-A's default.

      (b) The grant of certain rights pursuant to this AGREEMENT involves unique rights which do not have a readily ascertainable fair market value. For this reason, among others, K-A might be irreparably damaged in the event that this AGREEMENT is not deemed to be specifically enforceable with respect to ORTHO's (and its AFFILIATES' and sublicensees') obligation of confidentiality and its covenant not to establish or sublicense more than one manufacturing facility in the LICENSED TERRITORY. As such, K-A shall be entitled to all equitable and/or legal remedies that might be available to it solely for the purpose of enforcing the provisions of this Paragraph 9.03(b).

     9.04  SURVIVAL
           --------

           Notwithstanding the termination of a party's obligations to or the rights of the Defaulting party under this Agreement in accordance with the provisions of this Paragraph 9.03, and the provisions of Article 6, shall survive such termination and continue in full force and effect for a period of not more than three (3) years following termination.

     9.05  EFFECT OF TERMINATION
           ---------------------

           Nothing herein shall limit any remedies available to either party at law or in equity for the default of the other party under Paragraph 9.02 (b),
(c) or (d). Termination shall not excuse the obligation of either party to pay money due to the other party.

                                   ARTICLE 10
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------


     10.01  NO INFRINGEMENT
            ---------------

            K-A is not aware of (i) any third party rights upon which, in its opinion, this AGREEMENT will infringe, or (ii) any claimed infringement against K-A with respect to LICENSED PRODUCTS.

     10.02  EFFORTS
            -------

            The parties hereto shall use reasonable and practical efforts to obtain any and all consents, approvals, orders or authorizations required to be obtained with respect to the provisions hereof.

     10.03  NOTICES
            -------

            All notices, requests, demands and other communications required or permitted to be given under this AGREEMENT shall be in writing and shall be mailed to the party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third (3rd) day following the date of such sending):

           KIRIN-AMGEN
           -----------
           Kirin-Amgen, Inc.
           1900 Oak Terrace Lane
           Thousand Oaks, CA 91320-1789
           U.S.A.
           Telex No. 4994440 (K-A)
           Attn: Corporate Secretary

with a copy to:

           Musick, Peeler & Garrett
           One Wilshire Boulevard
           Suite 200
           Los Angeles, CA 90017
           U.S.A.
           Telex No. 701 357 (MPG LAW OD)
           Attn: Joel S. Marcus, Esq.

           ORTHO
           -----

           President
           Ortho Pharmaceutical Corporation
           U.S. Route 202
           Raritan, New Jersey 08869
           U.S.A.

with a copy to:

           Johnson & Johnson
           One Johnson & Johnson Plaza
           New Brunswick, N.J. 08933-7033
           U.S.A.
           Telex No. 844-481
           Attn: General Counsel

Any party by giving notice to the other in the manner provided above may change such party's address for purposes of this Paragraph 10.03.

     10.04  ENTIRE AGREEMENT; AMENDMENT
            ---------------------------

            This AGREEMENT (together with all Exhibits attached hereto) constitutes the full and complete agreement and understanding between the parties hereto and shall supersede any and all prior written and oral agreements including but not limited to any "Agreement in Principle" concerning the subject matter contained herein. This AGREEMENT may not be modified or amended nor may any provision hereof be waived without a written instrument executed by K-A and ORTHO.

     10.05  WAIVER
            ------

            No failure or delay by any party to insist upon the strict performance of any term, condition, covenant or agreement of this AGREEMENT, or to exercise any right, power or remedy hereunder or consequent upon a breach hereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy or of any such breach or preclude such party from exercising any such right, power or remedy at any later time or times.

     10.06  HEADINGS
            --------

            Headings in this AGREEMENT are included herein for the convenience of reference only and shall not constitute a part of this AGREEMENT for any purpose.

     10.07  ARBITRATION AND ATTORNEYS' FEES AND COSTS
            -----------------------------------------

            In the event any dispute should arise between the parties hereto as to the validity, construction, enforceability or performance of this AGREEMENT or any of its provisions, such dispute shall be settled by arbitration. Said arbitration shall be conducted at Chicago, Illinois, in accordance with the rules then obtaining of the American Arbitration Association with a panel of three (3) arbitrators. The rules of discovery then pertaining to the courts of law in such jurisdiction shall apply thereto. The unsuccessful party to such arbitration shall pay to the successful party all costs and expenses, including reasonable attorneys' fees incurred therein by such successful party.

     10.8  GOVERNING LAW
           -------------

           This AGREEMENT shall be construed in accordance with the internal laws, and not the law of conflicts, of the State of California applicable to agreements made and to be performed in that state.

     10.9  BINDING EFFECT
           --------------

           This AGREEMENT shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     10.10  NUMBER AND GENDER
            -----------------

            Words in the singular shall include the plural, and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

     10.11  COUNTERPARTS
            ------------

            This AGREEMENT may be executed in one or more counterparts by the parties hereto. All counterparts shall be construed together and shall constitute one AGREEMENT.

     10.12  AGREEMENT TO PERFORM NECESSARY ACTS
            -----------------------------------

            Each party agrees to perform any further acts and execute and deliver any and all further documents and/or instruments which may be reasonably necessary or desirable to carry out the provisions of this AGREEMENT.

     10.13  VALIDITY
            --------

            If for any reason any clause or provision of this AGREEMENT, or the application of any such clause or provision in a particular context or to a particular situation, circumstance or person, should be held unenforceable, invalid or in violation of law by any court or other tribunal, then the application of such clause or provision in contexts or to situations, circumstances or persons other than that in or to which it is held unenforceable, invalid or in violation of law shall not be affected thereby, and the remaining clauses and provisions hereof shall nevertheless remain in full force and effect, provided however, that any provisions so held unenforceable, invalid or in violation of law shall be rewritten by the parties in a lawful manner to reflect its intent.

     10.14  REPRESENTATIONS
            ---------------

            Each of the party hereto acknowledges and agrees (i) that no representation or promise not expressly contained in this AGREEMENT has been made by the other party hereto or by any of its agents, employees, representatives or attorneys; (ii) that this AGREEMENT is not being entered into on the basis of, or in reliance on, any promise or representation, expressed or implied, covering the subject matter hereof, other than those which are set forth expressly in this AGREEMENT; and (iii) that each party has had the opportunity to be represented by counsel of its own choice in this matter, including the negotiations which preceded the execution of this AGREEMENT.

     10.15  ASSIGNMENT
            ----------

            Neither party shall assign its rights or obligations under this AGREEMENT without prior written consent of the other party, provided however, ORTHO may assign its rights and obligations by sublicensing its AFFILIATES or third parties as provided in Paragraph 2.02 hereinabove.

     10.16  INDEPENDENT CONTRACTORS
            -----------------------

            K-A and ORTHO shall not be deemed to be partners, joint venturers or each other's agents, and neither shall have the right to act on behalf of the other except as expressly provided hereunder or otherwise expressly agreed to in writing.

     10.17  FORCE MAJEURE
            -------------

            Neither party shall be liable for failure to perform as required by any provision of this AGREEMENT where such failure results from a force majeure beyond such party's control. In the event of any delay attributable to a force majeure, the time for performance affected thereby shall be extended for a period equal to the time lost by reason of the delay. If, as a result of a force majeure, K-A is unable to manufacture LICENSED PRODUCTS, for the purposes of this AGREEMENT, and strictly in accordance with the provisions of Paragraphs
2.01 and 2.02 of this AGREEMENT, then, ORTHO shall have the right, but not the obligation, to manufacture said LICENSED PRODUCTS and K-A shall provide ORTHO any assistance, information and/or know-how required by ORTHO to manufacture such LICENSED PRODUCTS.

     10.18  INDEMNITY
            ---------

            Each party to this AGREEMENT shall be responsible for its own acts relating to the manufacture and use of LICENSED PRODUCTS and neither shall indemnify the other for costs, expenses, liability, damages and claims for any injury or death to persons or damage to or destruction of property or other loss arising out of or in connection with any LICENSED PRODUCTS made or used by either party.

     10.19  PUBLICITY AND DISCLOSURE
            ------------------------

            In the absence of specific agreement between the parties, neither party shall originate any publicity, news release or other public announcement, written or oral, whether to the public press, to stockholders or otherwise, relating to this AGREEMENT, to any amendment hereto as to performance hereunder, save only such announcement as in the opinion of legal counsel to the party making such announcement is required by law or practice to be made. The party making any such announcement shall give the other party an opportunity to review the form of the announcement before it is made. Routine references to this AGREEMENT and the arrangements hereunder without undue frequency and without emphasis shall be allowed in the usual course of business provided that notice of such use is given to the other party. If, in the opinion of ORTHO, excessive use occurs, such references shall be discontinued after discussion among the parties.

     10.20  COSTS AND EXPENSES
            ------------------

            K-A and ORTHO shall each bear and pay for their respective costs and expenses regarding the negotiation and preparation of this AGREEMENT and all documents, instruments and agreements related thereto.

     10.21  EXPORT CONTROL LAWS
            -------------------

            10.21.1 The parties hereby agree that any Technical Data (as that term is defined in Section 379.1 of the U.S. Export

Administration Regulations) exported from the United States pursuant to this AGREEMENT and any other related agreements, and any direct product thereof, shall not be shipped, either directly or indirectly, to Afghanistan or any Group P, Q, S, W, Y or Z Countries (as specified in Supplement No. 1 to part 370 of the Export Administration Regulations), unless (i) separate specific authorization to reexport such Technical Data or such direct products is provided by the U.S. Offfice of Export Administration or (ii) such specific authorization is not required pursuant to part 379.8 of the U.S. Export Administration Regulations. The parties further agree that the export and reexport of commodities pursuant to this AGREEMENT and any other related agreements shall be subject to the licensing requirements of the U.S. Export Regulations.

            10.21.2 In the event that a specific authorization of, or a validated license from, a government other than that of the exporting party is required, K-A and ORTHO each agree that the party within the jurisdiction of such other government shall, upon the request of the party proposing to make the export, use reasonable efforts to obtain, as expeditiously as applicable, the requisite authorization or license.

     10.22  PATENT MARKING
            --------------
            ORTHO shall mark or cause to be marked all LICENSED PRODUCTS sold under this AGREEMENT, in accordance with any applicable laws and regulations.

          IN WITNESS WHEREOF, the undersigned have caused this AGREEMENT to be executed by their duly authorized representatives in the manner legally binding upon them on the first date written above.

                              KIRIN-AMGEN, INC.
                              a California corporation



 /s/Robert D. Weist           By   /s/George B. Rathmann
-------------------              -----------------------------
    Witness                      George B. Rathmann, President


                              ORTHO PHARMACEUTICAL CORPORATION
                              a New Jersey corporation



 /s/Dennis N. Longstreet      By  /s/Gary V. Parlin
------------------------         -----------------------------
    Witness                      Gary V. Parlin, President

                                   EXHIBIT A
                                   ---------

                         DESCRIPTION OF ERYTHROPOIETIN
                         -----------------------------


       The chemical structure of r-HuEPO is best described by its amino acid sequence which is depicted below:

NH\\2\\ - ala pro pro arg leu ile cys asp ser arg val leu glu arg try

                                            Y*
          leu leu glu ala lys glu ala glu asn ile thr thr gly cys ala

                                        Y
          glu his cys ser leu asn glu asn ile thr val pro asp thr lys

          val asn phe tyr ala trp lys arg met glu val gly gln gln ala

          val glu val trp gln gly leu ala leu leu ser glu ala val leu

                                        Y
          arg gly gln ala leu leu val asn ser ser gln pro trp glu pro

          leu gln leu his val asp lys ala val ser gly leu arg ser leu

          thr thr leu leu arg ala leu gly ala gln lys glu ala ile ser

          pro pro asp ala ala ser ala ala pro leu arg thr ile thr ala

          asp thr phe arg lys leu phe arg val tyr ser asn phe leu arg

          gly lys leu lys leu tyr thr gly glu ala cys arg thr gly asp

          arg - COOH

             * 'Y' designates N-linked glycosalation site.

                                   Exhibit B
                                   ---------

ERYTHROPOIETIN  (Page 1)
---------------

 Docket                Inventor(s)                 Title               Country         S.N.          Filing
   No.                                                                                                Date
-----------            -----------      ----------------------------   -------       ---------    -----------
155                    F. Lin           Recombinant Methods and        U.S.            561,024        12/13/83
                                        Materials Applied to Micro-
                                        bial Expression of Erythro-
                                        poietin

155-CIP-1              F. Lin           Recombinant Methods and        U.S.            582,185         2/21/84
                                        Materials Applied to Micro-
                                        bial Expression of Erythro-
                                        poietin

155-CIP-2              F. Lin           Recombinant Methods and        U.S.            655,841         9/28/84
                                        Materials Applied to Micro-
                                        bial Expression of Erythro-
                                        poietin

155-CIP-3              F. Lin           Production of Erythropoietin   U.S.            675,298        11/30/84

                                                                       Australia       Via PCT US84/
                                                                                       02021          12/11/84
                                                                       China           85106196       6/19/85
                                                                       Canada          469,938        12/12/84
                                                                       Czechoslovakia  PV 4438-85     6/18/85
                                                         EPO           designating     84308654.7     12/12/84
                                                                       Austria
                                                                       Belgium
                                                                       France
                                                                       Germany
                                                                       Italy
                                                                       Luxembourg
                                                                       Netherlands
                                                                       Sweden
                                                                       Switzerland
                                                                       Lichtenstein
                                                                       United Kingdom

* Information not yet available.

                                   Exhibit B
                                   ---------

ERYTHROPOIETIN   (Page 2)
---------------

 Docket    Inventor(s)   Title     Country          S.N.         Filing
   No.                                                            Date
---------  -----------  -------  ----------    --------------   --------
                                 Finland        852,377          6/14/85
                                 Denmark        Via PCT US84/
                                                0201             12/11/84
                                 E. Germany     G/277534-2       6/19/85
                                 Greece               *             *
                                 Hungary        2404/85          6/18/85
                                 Israel         73785            12/11/84
                                 Japan          Via PCT US84/
                                                02021            12/11/84
                                 Korea          7923/1984        12/13/84
                                 New Zealand    201,501          12/10/84
                                 Portugal             *             *
                                 South Africa   84/9625          12/11/84
                                 Spain          538,519          12/12/84
                                 USSR           3917560/04       6/19/85

* Information not yet available.

                                   Exhibit B
                                   ---------

ERYTHROPOIETIN    (Page 3)
---------------

 Docket      Inventor(s)              Title                  Country         S.N.           Filing
   No.                                                                                       Date
--------    -------------   -----------------------------   --------      ----------       -------
132            J. Egrie      ATCC HB8209 - Its Monoclonal    U.S.           463,724         2/4/83
                             Antibody to Erythropoietin
                             ATCC HB8209/Budapest
                                                             Canada         446,767         2/3/84
                                                             Israel         71001           2/17/84
                                                             Japan          Via PCT US84/
                                                                            00151           2/3/84
                                           EPO               designating    84/300693.3     2/3/84
                                                             Austria
                                                             Belgium
                                                             France
                                                             Germany
                                                             Italy
                                                             Luxembourg
                                                             Netherlands
                                                             Sweden
                                                             Switzerland
                                                             Liechtenstein
                                                             United Kingdom

190            P. Lai        Protein Purification            U.S.           747,119         6/20/85
               T. Strickland


* Information not yet available.

                                                                    Exhibit 10.6


9-30-85 (K-A)
------------

                         TECHNOLOGY LICENSE AGREEMENT
                         ----------------------------


          THIS TECHNOLOGY LICENSE AGREEMENT entered into this 30th day of September, 1985, by and between KIRIN-AMGEN INC., a California corporation having offices at 1900 Oak Terrace Lane, Thousand Oaks, California 91320-1789 (said corporation hereinafter referred to as "K-A") and ORTHO PHARMACEUTICAL CORPORATION, a New Jersey corporation having offices at U.S. Route 202, Raritan, New Jersey 08869, (said corporation hereinafter referred to as "ORTHO").


                                  WITNESSETH:
                                  ----------


          WHEREAS, K-A represents that it has developed and is continuing to develop technology relating to erythropoietin and processes for its manufacture;

          WHEREAS, K-A further represents that it is the owner or licensee of patent applications by assignment and unpatented know-how covering said erythropoietin;

     WHEREAS, ORTHO and AFFILIATES are engaged in the research, development and sale of health care products throughout the world and wish to obtain certain rights to such technology and to such patents and patent applications;

     WHEREAS, K-A is a joint venture between Amgen of Thousand Oaks, California and Kirin Brewery Co., Ltd. of Tokyo, Japan and each, respectively, has consented to the execution of this AGREEMENT and a Product License Agreement and each has by separate written undertaking to ORTHO effective September 30, 1985, and incorporated herein by reference, agreed: (a) that each will make available to K-A all information and documents and provide assistance in order that K-A perform all of its obligations hereunder including but not limited to providing to ORTHO all information and documents provided for under this AGREEMENT; (b) that each has consented to ORTHO having the right to manufacture EPO in the United States for use and sale outside the United States except in China and Japan; and (c) that in the event K-A is dissolved, each shall, to the extent legally possible, continue to fulfill all obligations and duties under this AGREEMENT.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein recited, and other good and valuable considerations, the receipt of which is acknowledged, it is agreed as follows:

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------


     For the purposes of this Agreement, the terms set forth in this Article I shall have the following meanings:

     1.01 "ACT" shall mean the Drug Price Competition and Patent Term Restoration Act of 1984 and equivalent subsequent legislation in the United States and in any foreign country.

     1.02 "AFFILIATE" shall mean and include (i) any company which owns or controls directly or indirectly at least forty percent (40%) of the voting stock of ORTHO and (ii) any other company at least forty percent (40%) of whose voting stock is owned or controlled directly or indirectly by such owning or controlling company, and (iii) any other company with which ORTHO or such an owning, owned, controlling or controlled company has a co-marketing, joint venture or distribution agreement for pharmaceuticals outside the United States. The term "ORTHO" shall also mean and include any AFFILIATE wherein the inclusion of same shall be warranted under the provisions of the AGREEMENT.

     1.03  "AGREEMENT" shall mean this Technology License Agreement.

    1.04   "CLOSING" shall occur when,:

           (a) K-A shall execute and deliver to ORTHO this AGREEMENT and a Product License Agreement to market LICENSED PRODUCTS;

           (b) ORTHO shall execute and deliver to K-A this AGREEMENT and a Product License Agreement and shall further deliver, as provided in Paragraph 5.01(i), to K-A the amount of $2,500,000 in the form of a certified or cashier's check, representing an aggregate initial royalty payment;

           (c) The following approvals shall have been obtained: (i) the Board of Directors of K-A shall have authorized K-A's participation in, and its execution and delivery of, this AGREEMENT, including the Exhibits attached hereto and a Product License Agreement; and (ii) the Board of Directors of ORTHO shall authorize ORTHO's participation in, and its execution and delivery of, this AGREEMENT, including the Exhibits attached hereto and a Product License Agreement.

     1.05 "EFFECTIVE DATE" shall mean the date on which this AGREEMENT takes effect which is the date first written above.

     1.06  "EPO" shall mean erythropoietin as described in Exhibit A.

     1.07 "FIELD OF ACTIVITY" shall mean the areas of research, development, and regulatory approval of EPO for all human therapeutic uses including but not limited to prophylactic uses, except diagnostics and shall include but not be limited to, toxicology, dosage studies, model studies, clinical studies, product registration and government approvals.

     1.08 "FDA" shall mean the United States Food & Drug Administration and foreign counterparts thereof.

     1.09 "IND" shall mean a Notice of Claimed Investigational Exemption for a New Drug and all supplements under the United States Food, Drug & Cosmetic Act (FDA Act) and foreign counterparts thereof.

     1.10 "LICENSED FIELD" shall mean and include EPO for all indications for human use except diagnostics.

     1.11 "LICENSED KNOW-HOW" shall mean and include any and all data, information, technology or special ability on the part of K-A including, but not limited to, processes, techniques, methods, products, materials and compositions relating to the research, development, manufacture, testing or use of EPO now owned or controlled by K-A or that shall be owned or controlled by K-A during the term of this AGREEMENT, which is reasonably related to LICENSED PATENTS and LICENSED

PRODUCTS for use in the LICENSED FIELD; and which is useful in seeking approval from appropriate governmental health authorities to market LICENSED PRODUCTS and which includes any K-A INDs and NDAs and all supplements thereto and foreign counterparts thereof covering PRODUCTS in the LICENSED FIELD.

     1.12  "LICENSED PATENTS" shall mean:

           (a) any patent listed in Exhibit B;

           (b) any patent application listed in Exhibit B, and any division, continuation, or continuation-in-part of any such application, and any patent which shall issue based on such application, division, continuation or continuation-in-part;

           (c) any patent which is a reissue or extension of or a patent of addition to, any patent defined in (a) or any application maturing into a patent defined in (b) above;

           (d) any patent application or patent corresponding to any patent application or patent identified in (a), (b) or (c) above which is hereafter filed or issued in any country; and

           (e) any patent application related to or based on any of K-A's technical information developed in the LICENSED FIELD during the performance of this AGREEMENT, and any division, continuation or continuation-in-part of any such application; and any patent which shall issue based on such application, division, continuation or continuation-in-part; and any patent which is a reissue or extension of, or a patent of addition to, any such patent.

     1.13 "LICENSED PRODUCTS" shall mean and include any PRODUCTS for use in the LICENSED FIELD (i) which are within the scope of a VALID LICENSED CLAIM of a LICENSED PATENT; or (ii) whose use is within the scope of a VALID LICENSED CLAIM of a LICENSED PATENT; or (iii) which are manufactured or packaged within the scope of a VALID LICENSED CLAIM of a LICENSED PATENT; or (iv) which utilize any LICENSED KNOW-HOW.

     1.14  "LICENSED TERRITORY" shall mean and include the entire world except
(a) the United States, its territories and possessions, including the Commonwealth of Puerto Rico, (b) China and (c) Japan.

     1.15 "MAJOR COUNTRY" shall mean any of the following: United States, United Kingdom, West Germany, France and Japan.

     1.16 "NDA" shall mean a New Drug Application and/or a Product License Application and all supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning LICENSED PRODUCTS which are necessary for, or included in, FDA approval to market LICENSED PRODUCTS and foreign counterparts thereof of NDAs.

     1.17 "OUTSIDE RESEARCH PAYMENTS" shall mean amounts paid by ORTHO for clinical testing to an individual or individuals or to an entity other than K-A or ORTHO or an AFFILIATE for purposes of independent evaluation of any of the PRODUCTS, which data shall be used by ORTHO and/or K-A in filing NDAs or other registrations regarding the PRODUCTS.

     1.18 "PHASE I" shall mean that portion of the NDA approval process which provides for the first introduction into man (when only animal and in vitro data
                                                                   --  ----
are available) of a LICENSED PRODUCT with the purpose of determining human toxicity, metabolism, absorption, elimination and other pharmacological action, preferred routes of administration and safe dosage range.

     1.19 "PHASE II" shall mean that portion of the NDA approval process which provides for the initial trials of a LICENSED PRODUCT on a limited number of patients for specific disease control or prophylaxis purposes. PHASES I and II may overlap and, when indicated, may require additional animal data before they can be completed. Such animal tests are required to be designed to take into account the expected duration of administration of LICENSED PRODUCTS to human beings, the age groups, and physical status.

     1.20 "PRODUCTS" shall mean EPO for human therapeutic uses including but not limited to prophylactic uses except diagnostics.

     1.21 "PRODUCT ORGANISMS" shall mean and include any and all organisms developed or acquired by K-A, the uses of which are licensed to ORTHO pursuant to this AGREEMENT and which have been genetically engineered to produce biologically active LICENSED PRODUCTS, including any and all improvements thereon.

     1.22 "VALID LICENSED CLAIM" shall mean and include a claim in an issued LICENSED PATENT which has not lapsed or become abandoned and which claim has not been declared invalid by an unreversed or unappealable decision or judgment of a court of competent jurisdiction.

                                   ARTICLE 2
                                   ---------

                                    LICENSE
                                    -------

     2.01  GRANT
           -----

           K-A hereby grants to ORTHO but not AFFILIATES, except as hereinafter provided, an exclusive license to make in one location, have made, and use LICENSED KNOW-HOW, LICENSED PATENTS and LICENSED PRODUCTS in the LICENSED TERRITORY in the LICENSED FIELD for use in research and in the development and regulatory approval of LICENSED PRODUCTS. ORTHO and AFFILIATES shall also be permitted to use LICENSED PRODUCTS made in one location in the United States, in the LICENSED TERRITORY.

     2.02  SUBLICENSE
           ----------

           ORTHO may, with prior written notice to K-A, sublicense LICENSED PATENTS, LICENSED KNOW-HOW and LICENSED PRODUCTS under this AGREEMENT (i) to any AFFILIATE or third party, to use LICENSED PRODUCTS as provided in this AGREEMENT; and (ii) if ORTHO is not manufacturing LICENSED PRODUCTS in the LICENSED TERRITORY, then to any one controlled (50%) AFFILIATE to make in one location in the LICENSED TERRITORY and use LICENSED PRODUCTS as provided in this AGREEMENT.

     2.03  ASSURANCE BY ORTHO
           ------------------

           In the event of sublicensing as in Paragraph 2.02, ORTHO shall assure K-A that this AGREEMENT shall apply to such AFFILIATE or third party sublicensee, and such AFFILIATE or third party sublicensee shall deliver to K-A a written promise to comply with the terms of this AGREEMENT to the extent that such terms are applicable. ORTHO shall guarantee the due and punctual performance of any and all responsibilities under this AGREEMENT as applied to such AFFILIATE or third party sublicensee.

     2.04  DIRECT AGREEMENT
           ----------------

           As a substitute for a sublicense, K-A shall, if ORTHO so requests, enter into a separate agreement with any AFFILIATE of ORTHO granting a license in accordance with the provisions of this AGREEMENT. Such agreement shall incorporate all of the terms of this AGREEMENT to the extent that they are applicable. ORTHO shall guarantee the due and punctual performance of any and all responsibilities by the AFFILIATE under such separate agreement.

     2.05  WARRANTY
           --------

           K-A warrants and represents that it has the full right and power to grant the license set forth in Paragraph 2.01 of this Article 2 and that there are no outstanding agreements, assignments or encumbrances in existence inconsistent with the provisions of this AGREEMENT.

                                   ARTICLE 3
                                   ---------

                        RESEARCH & DEVELOPMENT ACTIVITY
                        -------------------------------


     3.01 DEVELOPMENT PROGRAM.
          -------------------

          K-A and ORTHO hereby agree to conduct a Development Program, as set forth below.

          (a) K-A and ORTHO shall meet promptly, after execution of the AGREEMENT, to formulate an outline of research and development activities which shall be conducted by K-A until the formulation of a Development Plan. Within ninety (90) days after execution of this AGREEMENT, the parties shall establish a detailed development plan for the Development Program ("Development Plan"). The Development Plan shall: (i) identify the technical problems involved and the general projects to be carried out regarding the PRODUCTS, (ii) estimate the personnel to be contributed by K-A and ORTHO for each project, and (iii) set forth a projected timetable for the work, including clinical testing, to be performed by K-A and ORTHO. The Development Plan shall include a General Outline of both PHASE I and PHASE II, identifying the investigator or investigators, the hospitals or research facilities where the clinical pharmacology will be undertaken, any expert committees or panels to be utilized, the maximum number of subjects to be involved, and the estimated duration of these early phases of investigation. K-A and ORTHO shall diligently conduct the projects set forth in the Development Plan and shall use reasonable efforts to reach the goals of the Development Program in their conduct of those projects. The parties shall prepare and supply to each other written reports of their respective progress under the Development Plan every three (3) months. The parties shall make appropriate revisions, if any, to the Development Plan every three (3) months.

           (b) If any party desires, at any time, to modify the Development Plan, it shall notify the other party of the modification. Routine-type or minor modifications to the Development Plan may be accomplished by communicating same to the other party. Any major modification or amendment to the Development Plan shall be considered by both parties in good faith and be mutually agreed upon.

     3.02  COMPENSATION.
           ------------

           (a) Upon reasonable notice and request by ORTHO, K-A will assign a reasonable number of Scientists to work on the Development Program, for whose work K-A shall be reimbursed monthly at its then-effective normal monthly billing rate. For purposes of this AGREEMENT, the term "Scientist" shall include research scientists and research associates but shall exclude laboratory assistants.

           (b) ORTHO shall pay for any contracted services identified in the Development Program within the LICENSED TERRITORY including, but not limited to, clinical studies and consultant services.

           (c) At the end of each calendar month, K-A shall submit a written statement containing reasonable detail to ORTHO setting forth the number of Scientist-months of work that it performed during such calendar month and any other related outside expenditures. After ORTHO has received such a statement and has had a reasonable period, not to exceed thirty (30) days, to review it, ORTHO shall promptly pay K-A an amount equal to K-A's then-effective monthly billing rate times the Scientist-months involved in conducting projects under the Development Plan for such month. K-A shall notify ORTHO of any change in accordance with this paragraph in writing at least thirty (30) days in advance of the proposed change.

     3.03  RECORDS OF COSTS.
           ----------------

           K-A shall keep correct and complete records containing all information required for the determination of costs to be paid to it under this AGREEMENT for a period of not less than three (3) years after the performance of any services hereunder. K-A shall permit the books and records that it keeps pursuant to this paragraph to be inspected and audited during reasonable business hours by an independent certified public accountant selected by ORTHO, to the extent necessary to verify such costs. The parties hereby acknowledge that any work that is to be performed by K-A for ORTHO under the Development Program shall be as an independent contractor, and that ORTHO shall not incur any obligations for the remuneration or other expenses (and relevant reporting obligations) of any employee or representative of K-A by virtue of such employee's or representative's participation in the Development Program.

     3.04  DISCLOSURE OF PRODUCT TECHNOLOGY.
           --------------------------------

           (a) For purposes of advancing the Development Program, K-A and ORTHO shall disclose to each other any information, including such technology as may be characterized as inventive and appropriate for reduction to patent applications which shall be prepared and filed by the developing party's Patent Counsel and subsequently included in Exhibit B of this AGREEMENT, that each has relating to the FIELD OF ACTIVITY and which will be useful in furthering the goals of the Development Program. To further promote the purposes of the Development Program, each party shall actively collaborate with the other by disclosing on a regular and periodic basis, such technical, clinical and other information developed by such party that is pertinent to the progress of the Development Program. K-A and ORTHO each acknowledge that any technical and other information disclosed under this Paragraph 3.04 shall be considered LICENSED KNOW-HOW and further agree that any such technical, clinical and other information shall not otherwise be disclosed except as permitted by this AGREEMENT.

           (b) To facilitate further effective commercial development, and registration of the PRODUCTS within the FIELD OF ACTIVITY, K-A shall, within reason, permit representatives of ORTHO to inspect its respective facilities, technical reports, memoranda and other documents, including but not limited to laboratory notebooks, directly relating to the Development Program, and to make copies of any and all such reports, memoranda and other documents; provided, however, that the rights hereunder shall not extend beyond the LICENSED KNOW-HOW and shall be limited solely to information that has been actually used by K-A for the development of the PRODUCTS.

           (c) Upon commencement of the Development Program, K-A agrees to supply ORTHO with sufficient technical information and assistance for ORTHO to be able to assess the progress of the work performed under the Development Plan during the course of the Development Program. Any technical information supplied by a party to the other hereunder shall remain confidential and shall thereafter be deemed a part of the LICENSED KNOW-HOW for purposes hereof.

     3.05  DISCLOSURE OF LICENSED KNOW-HOW
           -------------------------------

           K-A shall disclose to ORTHO on a continuing basis all such LICENSED KNOW-HOW including the contents of any K-A INDs and NDAs filed in Japan pursuant to the regulations of the FDA as is reasonably required for ORTHO to conduct PHASE I and PHASE II studies, clinical studies and obtain product registration of LICENSED PRODUCTS in the LICENSED TERRITORY. With respect to information for the manufacture of LICENSED PRODUCTS pursuant to this AGREEMENT not contained in INDs, K-A shall disclose same to ORTHO upon completion of PHASE II studies according to ORTHO's protocol. Additionally, K-A shall promptly provide ORTHO with sufficient information necessary to satisfactorily assess the progress of its work with respect to the development of LICENSED PRODUCTS. ORTHO shall also provide K-A with sufficient information necessary to enable K-A to satisfactorily assess the progress of ORTHO's clinical testing and LICENSED PRODUCTS registration work.

     3.06  IMPROVEMENTS
           ------------

     3.06.1 If K-A, on the one hand, or ORTHO and/or its AFFILIATES and sublicensee(s), on the other hand, improve the

PRODUCT ORGANISMS, and/or the LICENSED KNOW-HOW, or make LICENSED PRODUCTS or process improvements, all such improvements shall become part of the LICENSED KNOW-HOW and shall be promptly transferred and/or communicated to the other party in order to maintain parity among K-A, ORTHO and its AFFILIATES and sublicensees and by the provisions hereof shall be deemed to be a part of the LICENSED PATENTS or LICENSED KNOW-HOW as the case may be and licensed to K-A or ORTHO, as the case may be, on a royalty-free basis.

     3.06.2 Notwithstanding any provision of this AGREEMENT, any technology and/or improvements developed by a party to this AGREEMENT and disclosed or licensed under this Article 3, shall be and remain the property of the developing party. This Paragraph 3.06.2 shall survive any termination of this AGREEMENT.

     3.07  WARRANTY
           --------

           K-A warrants that any vialed clinical PRODUCTS and/or PRODUCT ORGANISMS provided to ORTHO for use in accordance with the provisions of this AGREEMENT shall conform with the description and specifications set forth in the appropriate AMGEN IND in the United States or supplement thereof and shall be suitable for use as set forth in said IND. K-A expressly disclaims all other warranties, expressed or implied, including without limitation warranties of merchantability or fitness for a particular purpose with respect to the vialed clinical PRODUCTS and/or PRODUCT ORGANISMS furnished by K-A to ORTHO hereunder.

                                   ARTICLE 4
                                   ---------

                       CLINICAL STUDIES AND REGISTRATION
                       ---------------------------------

     4.01  EPO
           ---

           K-A shall, as soon as practicable and at its own expense, conduct the necessary studies and testing and prepare and file an IND for EPO for dialysis and other indications in Japan and shall so advise ORTHO in writing and provide ORTHO with copies of all materials filed with the FDA. K-A shall, at its own expense, have the responsibility to comply, with respect to any IND filed by K-A, with any FDA request for all additional information and repetition of tests required by the FDA. K-A shall, at its own expense exert reasonable efforts to conduct toxicology and dosage studies, model studies and clinical studies with respect to dialysis and other indications and shall file an NDA in Japan if sufficient supporting data can be developed. ORTHO shall, at its own expense conduct toxicology and dosage studies, model studies and clinical studies for dialysis and for not less than two (2) other indications and shall file appropriate NDAs or supplements if sufficient supporting data can be developed. ORTHO shall have the right to use such materials and any supporting data thereof for the filing of any registrations corresponding to K-A's INDs, NDAs and all supplements thereto, whether within or outside the LICENSED TERRITORY.

     4.02  ORTHO STUDIES
           -------------

           ORTHO, at its sole cost and expense, shall use its reasonable efforts in the LICENSED TERRITORY to pursue the preclinical, clinical and other studies outlined in the Development Program. ORTHO shall keep and maintain complete and accurate records of all work that it does in connection with this AGREEMENT. These records shall be made available by ORTHO at reasonable times for examination at K-A's request. In addition, ORTHO shall provide K-A with sufficient technical information and assistance as is necessary for K-A to assess the progress of ORTHO in its clinical studies and registration. In connection with such clinical testing, K-A shall supply, at K-A's sole cost and expense, reasonable quantities of vialed clinical PRODUCTS ready for clinical use and sufficient for ORTHO to utilize for such purposes. If K-A is unable to supply one hundred (100) percent of ORTHO's needs for said clinical testing, then ORTHO shall have the right, but not the obligation, to manufacture its needs and K-A shall provide to ORTHO any assistance, information and/or know-how required by ORTHO to so manufacture. Notwithstanding the above, if K-A is unable to supply one hundred (100) percent of ORTHO's needs for said clinical testing, it shall provide to ORTHO at least fifty (50) percent of its manufacture of such vialed clinical PRODUCTS and shall not provide any of said PRODUCTS to any third party. If K-A is unable to so supply as a result of any applicable laws and regulations, then ORTHO shall have the right, but not the obligation to manufacture its needs of said PRODUCTS and K-A shall provide to ORTHO any assistance, information and/or know-how required by ORTHO to manufacture such PRODUCTS.

     4.03  RECORDS AND PROGRESS.
           ---------------------

           ORTHO and K-A shall keep and maintain complete and accurate records of all work including all FDA filings that either has done in connection with LICENSED PRODUCTS. The parties agree to provide each other with sufficient technical information and assistance as is necessary for each of them to assess the progress of the other party in its clinical testing of PRODUCTS and in its filing of INDs and NDAs in connection with such PRODUCTS including but not limited to K-A informing ORTHO of all communications and discussions with the FDA relating to its INDs.

     4.04  ACCESS TO FDA FILES
           -------------------

     K-A and ORTHO agree that each shall have access to and the exclusive and irrevocable right to refer to and cross-reference each other's INDs, NDAs and supplements thereto consistent with the purposes of this AGREEMENT and the Product License Agreement and with respect to K-A not for any diagnostic purpose and each agrees to provide all appropriate documentation necessary to achieve the purposes of this AGREEMENT. ORTHO's access and utilization under this Paragraph shall include use within and outside the LICENSED TERRITORY. The parties agree to notify the FDA of the right to cross-reference the above-described documents and to execute and file all the necessary papers and documents required to allow each to exercise its rights under this AGREEMENT.

     4.05  CONTINUING OBLIGATIONS
           ----------------------

           During the term of this AGREEMENT, K-A and ORTHO each shall have a continuing obligation to advise each other of any adverse drug reactions or any governmental regulatory problems, notices, actions or communications and to keep all INDs, NDAs and supplements thereto current and in full force and effect relating to the manufacture or use, of LICENSED PRODUCTS.

                                   ARTICLE 5
                                   ---------

                               ROYALTY PAYMENTS
                               ----------------

     5.01  MILESTONE EVENTS AND ROYALTY PAYMENTS In accordance with the grant of
           -------------------------------------
Paragraph 2.01, ORTHO shall make the following royalty payments to K-A at the following times in accordance with the occurrence of the following milestone events:

               (i) $2,500,000 - due and payable upon execution of this AGREEMENT as an aggregate initial royalty payment.

               (ii) $2,500,000 royalty payment due and payable upon commencement of PHASE II clinical studies.

               (iii) $2,500,000 royalty payment due and payable upon the initial filing of any MAJOR COUNTRY registration.

               (iv) $2,500,000 royalty payment due and payable upon the approval of any MAJOR COUNTRY registration.

     5.02  PAYMENT DATES.
           -------------

     The milestone royalty payments set forth in Paragraph 5.01 shall each be due and payable to K-A by ORTHO thirty (30) days following the occurrence of the milestone events set forth in Paragraph 5.01.

                                   ARTICLE 6
                                   ---------

                                CONFIDENTIALITY
                                ---------------

     6.01  LIMITATIONS OF USAGE
           --------------------

           All confidential information transmitted by either party to the other including all confidential information developed pursuant to this AGREEMENT, shall be identified with reference to this AGREEMENT and the receiving party shall, while this AGREEMENT is in effect and for three (3) years after termination thereof, make no use of this information other than in furtherance of this AGREEMENT and shall use the same efforts to keep secret and prevent the disclosure of such information to parties other than its agents, officers, employees and representatives authorized to receive such information as it would its own confidential information except for such confidential information that,

           (a) was known to the receiving party at the time of its disclosure and not subject to any obligation of confidentiality at the time of its disclosure;

           (b) was generally available to the public or was otherwise part of the public domain at the time of its disclosure;

           (c) became generally available to the public or became otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this AGREEMENT; or

           (d) became known to the receiving party after its disclosure (i) from a source other than the disclosing party (including from independent development by the receiving party), (ii) other than from a third party who had an obligation to the disclosing party not to disclose such information to others, and (iii) other than under an obligation of confidentiality.

                Each receiving party may disclose any of the LICENSED KNOW-HOW and confidential information to the extent such disclosure is necessary to comply with applicable laws or regulations, or to make and use LICENSED PRODUCTS in accordance with the terms of this AGREEMENT.

                                   ARTICLE 7
                                   ---------

                                    PATENTS
                                    -------

     7.01  PROSECUTION AND MAINTENANCE
           ---------------------------

           K-A agrees to faithfully continue, at its expense, the prosecution of all patent applications listed in Exhibit B within the LICENSED FIELD and, when necessary, to file and prosecute additional applications covering patentable technology relating to EPO in the United States and other countries throughout the world. K-A shall have the duty and responsibility to pay all taxes and annuities on all applications and patents listed in Exhibit B of the

AGREEMENT. K-A shall provide ORTHO with copies of all applications listed in Exhibit B, all future-filed applications within the LICENSED FIELD and all correspondence with Patent Offices applicable thereto. If K-A chooses not to prosecute and maintain certain applications/patents under this AGREEMENT, K-A shall so notify ORTHO and ORTHO shall, in its sole discretion, decide whether to assume the responsibility and expenses therefore for each such application or patent. In that event, the applications/patents for which ORTHO shall assume responsibility shall be assigned to ORTHO.

     7.02  REVIEW
           ------

           K-A shall give ORTHO the opportunity to review, through their patent counsel, the status of all pending patent applications listed in Exhibit B and shall keep ORTHO informed of the status of their prosecution, including such Patent Office proceedings as interferences, reexamination, oppositions and requests for patent term extension under the Act. Notwithstanding the above, K-A shall have sole responsibility for all decisions in connection with the filing and prosecution of all patent applications and the maintenance of all patents. K-A and ORTHO shall each take all appropriate actions to maximize the benefits for both K-A and ORTHO with respect to any patent term restoration and/or regulatory exclusivity that may be available in connection with any LICENSED PATENT or LICENSED PRODUCT.

                                   ARTICLE 8
                                   ---------

                                  ENFORCEMENT
                                  -----------

     8.01  INFRINGEMENT BY ORTHO
           ---------------------

           (i) If, as a result of the manufacture and use of LICENSED PRODUCTS, ORTHO is sued for patent infringement or threatened with such a lawsuit or other action by a third party, then ORTHO shall actively consult with K-A in its attempts to resolve same. If the settlement of a lawsuit or threatened lawsuit or other action requires any payments to a third party, then ORTHO and K-A shall share said payments on an equal basis.

           (ii) If, as a result of the manufacture and use of any LICENSED PRODUCT, ORTHO is sued for patent infringement or threatened with such a lawsuit or other action in a country and as a result of same ORTHO is prevented from the commencement of marketing said LICENSED PRODUCT in said country, then provided that LICENSED PRODUCTS are being marketed or in the future are marketed in another country or countries, ORTHO shall be entitled to recover the equivalent of 50% of the OUTSIDE RESEARCH PAYMENTS directly related to the LICENSED PRODUCT incurred by ORTHO in accordance with

ARTICLE 4 of this AGREEMENT for registration in the problem country.

           (iii) In connection with any lawsuit or threatened lawsuit or other action as set forth in (i) or (ii) above, ORTHO and K-A shall share on an equal basis all reasonable expenses (including attorneys' fees) incurred therewith.

     8.02  INFRINGEMENT BY THIRD PARTIES
           -----------------------------

           Either party shall promptly notify the other party of any infringement of any LICENSED PATENTS, misappropriation of a trade secret or declaration of an interference proceeding relating to LICENSED PATENTS or LICENSED KNOW-HOW, and shall provide the other party with all available evidence relating thereto. K-A and ORTHO shall then consult with each other as to the best manner in which to proceed. K-A shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action. If K-A requests ORTHO to join K-A in such suit or action and ORTHO agrees to do so, ORTHO shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. K-A shall pay ORTHO its reasonable expenses (including its attorney's fees) in connection with any such suit or action. Should K-A lack standing to bring any such action, then K-A may cause ORTHO to do so upon first undertaking to indemnify and hold ORTHO harmless (to the extent permissible by law) from all consequent liability and to promptly reimburse all reasonable expense (including attorney fees) stemming therefrom. In the event K-A fails to take action with respect to such matters within a reasonable period, not more than six (6) months, following receipt of such notice and evidence, ORTHO shall have the right, but not the obligation, to bring, defend and maintain any appropriate suit or action. If ORTHO finds it necessary to join K-A in such suit or action, K-A shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. ORTHO shall pay to K-A the reasonable expenses of K-A (including its attorney's fees) in connection with any such suit or action. Absent an agreement between the parties to jointly bring any action or suit hereunder and share the expenses thereof, any amount recovered in any such action or suit shall be retained by the party bearing the expenses thereof.

                                   ARTICLE 9
                                   ---------

                             TERM AND TERMINATION
                             --------------------

     9.01  TERM
           ----

           This AGREEMENT shall come into effect on the EFFECTIVE DATE and shall terminate on the earlier of the tenth (10th) year anniversary of the EFFECTIVE DATE or as to the LICENSED PRODUCT upon receipt of an approval letter on the LICENSED PRODUCT from the FDA, or the counterpart of said approval letter on a LICENSED PRODUCT in any MAJOR COUNTRY, whichever occurs first.

     9.02  RIGHTS UPON TERMINATION
           -----------------------

           Upon termination of this AGREEMENT as provided for in Paragraph 9.01 above, all LICENSED PATENTS and LICENSED KNOW-HOW shall become the sole property of K-A, and ORTHO shall have no further rights thereto under this AGREEMENT. Any rights ORTHO might obtain with respect to LICENSED PATENTS and LICENSED KNOW-HOW shall be in accordance with the provisions of the Product License Agreement to market LICENSED PRODUCTS.

     9.03  DEFAULT
           -------

           In the event that K-A or ORTHO (the "Defaulting party") shall:

           a) default in a material obligation hereunder, including failure to make any payments, and fail to remedy such default within 60 days after notice of such default by the Non-Defaulting party; or

           b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency or be adjudged bankrupt; or

          c) go or be placed in a process of complete liquidation or dissolution other than for an amalgamation or reconstruction; or

          d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within 60 days after such receiver's appointment,then, and in any such event, the Non-Defaulting party, at its option, may terminate its obligations to, and the rights of, the Defaulting party under the license granted in this AGREEMENT upon 30 days written notice to the Defaulting party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

     9.04  RIGHTS UPON DEFAULT
           -------------------

           (a) Upon termination of this AGREEMENT as a result of K-A's default under Paragraph 9.03, ORTHO shall have the right, but not the obligation, to make, use and sell LICENSED PRODUCTS under LICENSED PATENTS and LICENSED KNOW-HOW, and all of ORTHO's payment obligations under this AGREEMENT shall continue, provided however, that ORTHO shall have the right to off-set against any such payments any and all reasonable expenses directly incurred as a result of K-A's default.

           (b) The grant of certain rights pursuant to this AGREEMENT involves unique rights which do not have a readily ascertainable fair market value. For this reason, among others, K-A might be irreparably damaged in the event that this AGREEMENT is not deemed to be specifically enforceable with respect to ORTHO's (and its AFFILIATES' and Sublicensees') obligation of confidentiality and its convenant not to establish or sublicense more than one manufacturing facility in the LICENSED TERRITORY. As such, K-A shall be entitled to all equitable and/or legal remedies that might be available to it solely for the purpose of enforcing the provisions of this Paragraph 9.04(b).

     9.05  SURVIVAL
           --------

           Notwithstanding the termination of a party's obligations to or the rights of the Defaulting party under this Agreement in accordance with the provisions of Paragraph 9.03, the provisions of Article 6 shall survive such termination and continue in full force and effect for a period of not more than three (3) years following termination.

     9.06  EFFECT OF TERMINATION
           ---------------------

           Nothing herein shall limit any remedies available to either party at law or in equity for the default of the other party under Paragraph 9.03(b), (c) or (d). Termination shall not excuse the obligation of either party to pay money due to the other party.

                                  ARTICLE 10
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     10.01 NO INFRINGEMENT
           ---------------

           K-A is not aware of (i) any third party rights upon which, in its opinion, this AGREEMENT will infringe, or (ii) any claimed infringement against K-A with respect to LICENSED PRODUCTS.

     10.02 EFFORTS
           -------

           The parties hereto shall use reasonable and practical efforts to obtain any and all consents, approvals, orders or authorizations required to be obtained with respect to the provisions hereof.

     10.03 NOTICES
           -------

           All notices, requests, demands and other communications required or permitted to be given under this AGREEMENT shall be in writing and shall be mailed to the party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third (3rd) day following the date of such sending):

          K-A
          ---

          Kirin-Amgen Inc.
          1900 Oak Terrace Lane
          Thousand Oaks, CA 91320-1789
          U.S.A.
          Telex No. 4994440 (K-A)
          Attn: Corporate Secretary

with a copy to:

          Musick, Peeler & Garrett
          One Wilshire Boulevard
          Suite 2000
          Los Angeles, CA 90017
          U.S.A.
          Telex No. 701 357 (MPG LAW OD)
          Attn: Joel S. Marcus, Esq.

          ORTHO
          -----

          President
          Ortho Pharmaceutical Corporation
          U.S. Route 202
          Raritan, New Jersey 08869
          U.S.A.

with a copy to:

          Johnson & Johnson
          One Johnson & Johnson Plaza
          New Brunswick, N.J. 08933-7033
          U.S.A.
          Telex No. 844-481
          Attn: General Counsel

Any party by giving notice to the other in the manner provided above may change such party's address for purposes of this Paragraph 10.03.

   10.04  ENTIRE AGREEMENT; AMENDMENT
          ---------------------------

          This AGREEMENT (together with all Exhibits attached hereto) constitutes the full and complete agreement and understanding between the parties hereto and shall supersede any and all prior written and oral agreements, including but not limited to any "Agreement in Principle", concerning the subject matter contained herein. This AGREEMENT may not be modified or amended nor may any provision hereof be waived without a written instrument executed by K-A and ORTHO.

   10.05  WAIVER
          ------
          No failure or delay by any party to insist upon the strict performance of any term, condition, covenant or agreement of this AGREEMENT, or to exercise any right, power or remedy hereunder or consequent upon a breach hereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy or of any such breach or preclude such party from exercising any such right, power or remedy at any later time or times .

   10.06  HEADINGS
          --------

          Headings in this AGREEMENT are included herein for the convenience of reference only and shall not constitute a part of this AGREEMENT for any purpose.

   10.07  ARBITRATION AND ATTORNEYS' FEES AND COSTS
          -----------------------------------------

          In the event any dispute should arise between the parties hereto as to the validity, construction, enforceability or performance of this AGREEMENT or any of its provisions, such dispute shall be settled by arbitration. Said arbitration shall be conducted at Chicago, Illinois, in accordance with the rules then obtaining of the American Arbitration Association with a panel of three (3) arbitrators. The rules of discovery then pertaining to the courts of law in such jurisdiction shall apply thereto. The unsuccessful party to such arbitration shall pay to the successful party all costs and expenses, including reasonable attorneys' fees incurred therein by such successful party.

    10.8  GOVERNING LAW
          -------------

          This AGREEMENT shall be construed in accordance with the internal laws, and not the law of conflicts, of the State of California applicable to agreements made and to be performed in that state.

    10.9  BINDING EFFECT
          --------------

          This AGREEMENT shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

   10.10  NUMBER AND GENDER
          -----------------

          Words in the singular shall include the plural, and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

   10.11  COUNTERPARTS
          ------------

          This AGREEMENT may be executed in one or more counterparts by the parties hereto. All counterparts shall be construed together and shall constitute one AGREEMENT.

   10.12  AGREEMENT TO PERFORM NECESSARY ACTS
          -----------------------------------

          Each party agrees to perform any further acts and execute and deliver any and all further documents and/or instruments which may be reasonably necessary or desirable to carry out the provisions of this AGREEMENT.

   10.13  VALIDITY
          --------

          If for any reason any clause or provision of this AGREEMENT, or the application of any such clause or provision in a particular context or to a particular situation, circumstance or person, should be held unenforceable, invalid or in violation of law by any court or other tribunal, then the application of such clause or provision in contexts or to situations, circumstances or persons other than that in or to which it is held unenforceable, invalid or in violation of law shall not be affected thereby, and the remaining clauses and provisions hereof shall nevertheless remain in full force and effect, provided however, that any provisions so held unenforceable, invalid or in violation of law shall be rewritten by the parties in a lawful manner to reflect its intent.

   10.14  REPRESENTATIONS
          ---------------

          Each of the parties hereto acknowledges and agrees (i) that no representation or promise not expressly contained in this AGREEMENT has been made by the other party hereto or by any of its agents, employees, representatives or attorneys; (ii) that this AGREEMENT is not being entered into on the basis of, or in reliance on, any promise or representation, expressed or implied, covering the subject matter hereof, other than those which are set forth expressly in this AGREEMENT; and (iii) that each party has had the opportunity to be represented by counsel of its own choice in this matter, including the negotiations which preceded the execution of this AGREEMENT.

   10.15  ASSIGNMENT
          ----------

          Neither party shall assign its rights or obligations under this AGREEMENT without prior written consent of the other party, provided however, ORTHO may assign its rights and obligations by sublicensing its AFFILIATES or third parties as provided in Paragraph 2.02 hereinabove.

   10.16  INDEPENDENT CONTRACTORS
          -----------------------

         K-A and ORTHO shall not be deemed to be partners, joint venturers or each other's agents, and neither shall have the right to act on behalf of the other except as expressly provided hereunder or otherwise expressly agreed to in writing.

   10.17  FORCE MAJEURE
          -------------

          Neither party shall be liable for failure to perform as required by any provision of this AGREEMENT where such failure results from a force majeure beyond such party's control. In the event of any delay attributable to a force majeure, the time for performance affected thereby shall be extended for a period equal to the time lost by reason of the delay. If, as a result of a force majeure, K-A is unable to manufacture LICENSED PRODUCTS, then, for the purposes of this AGREEMENT and strictly in accordance with the provisions of Paragraphs
2.01 and 2.02 of this AGREEMENT, ORTHO shall have the right, but not the obligation, to manufacture said LICENSED PRODUCTS and K-A shall provide to ORTHO any assistance, information and/or know-how required by ORTHO to manufacture such LICENSED PRODUCTS.

   10.18  INDEMNITY
          ---------

          Each party to this AGREEMENT shall be responsible for its own acts relating to the manufacture and use of LICENSED PRODUCTS and neither shall indemnify the other for costs, expenses, liability, damages and claims for any injury or death to persons or damage to or destruction of property or other loss arising out of or in connection with any LICENSED PRODUCTS made or used by either party.

   10.19  PUBLICITY AND DISCLOSURE
          ------------------------

          In the absence of specific agreement between the parties, neither party shall originate any publicity, news release or other public announcement, written or oral, whether to the public press, to stockholders or otherwise, relating to this AGREEMENT, to any amendment hereto as to performance hereunder, save only such announcement as in the opinion of legal counsel to the party making such announcement is required by law or practice to be made. The party making any such announcement shall give the other party an opportunity to review the form of the announcement before it is made. Routine reference to this AGREEMENT and the arrangements hereunder without undue frequency and without emphasis shall be allowed in the usual course of business provided that notice of such use is given to the other party. If, in the opinion of ORTHO, excessive use occurs, such reference shall be discontinued after discussion among the parties.

    10.20 COSTS AND EXPENSES
          ------------------

          K-A and ORTHO shall each bear and pay for their respective costs and expenses regarding the negotiation and preparation of this AGREEMENT and all documents, instruments and agreements related thereto.

    10.21 EXPORT CONTROL LAWS
          -------------------

          10.21.1 The parties hereby agree that any Technical Data (as that term is defined in Section 379.1 of the U.S. Export Administration Regulations) exported from the United States pursuant to this AGREEMENT and any other related agreements, and any direct product thereof, shall not be shipped, either directly or indirectly, to Afghanistan or any Group P, Q, S, W, Y or Z Countries (as specified in Supplement No. 1 to part 370 of the Export Administration Regulations), unless (i) separate specific authorization to reexport such Technical Data or such direct products is provided by the U.S. Office of Export Administration or (ii) such specific authorization is not required pursuant to part 379.8 of the U.S. Export Administration Regulations. The parties further agree that the export and reexport of commodities pursuant to this AGREEMENT and any other related agreements shall be subject to the licensing requirements of the U.S. Export Regulations.

          10.21.2 In the event that a specific authorization of, or a validated license from, a government other than that of the exporting party is required, K-A and ORTHO each agree that the party within the jurisdiction of such other government shall, upon the request of the party proposing to make the export, use reasonable efforts to obtain, as expeditiously as applicable, the requisite authorization or license.

          IN WITNESS WHEREOF, the undersigned have caused this AGREEMENT to be executed by their duly authorized representatives in the manner legally binding upon them on the first date written above.


                                        KIRIN-AMGEN INC.
                                        a California Corporation

    /s/ Robert D. Weist                 By /s/ George B. Rathmann
    --------------------------             --------------------------------
          Witness                            George B. Rathmann, President


                                        ORTHO PHARMACEUTICAL CORPORATION
                                        a New Jersey corporation


    /s/ Dennis N. Longstreet            By /s/ Gary V. Parlin
    --------------------------             --------------------------------
          Witness                          Gary V. Parlin, President

                                   EXHIBIT A
                                   ---------

                         DESCRIPTION OF ERYTHROPOIETIN
                         -----------------------------

       The chemical structure of r-HuEPO is best described by its amino acid sequence which is depicted below:

NH\\2\\ - ala pro pro arg leu ile cys asp ser arg val leu glu arg try
                                      Y*
          leu leu glu ala lys glu ala glu asn ile thr thr gly cys ala

                                       Y
          glu his cys ser leu asn glu asn ile thr val pro asp thr lys

          val asn phe tyr ala trp lys arg met glu val gly gln gln ala

          val glu val trp gln gly leu ala leu leu ser glu ala val leu

                                 Y
          arg gly gln ala leu leu val asn ser ser gln pro trp glu pro

          leu gln leu his val asp lys ala val ser gly leu arg ser leu

          thr thr leu leu arg ala leu gly ala gln lys glu ala ile ser

          pro pro asp ala ala ser ala ala pro leu arg thr ile thr ala

          asp thr phe arg lys leu phe arg val tyr ser asn phe leu arg

          gly lys leu lys leu tyr thr gly glu ala cys arg thr gly asp

          arg - COOH

               * 'Y' designates N-linked glycosalation site.

                                   Exhibit B
                                   ---------

 ERYTHROPOIETIN (Page 1)
 --------------

Docket No.      Inventor(s)          Title                 Country               S.N.              Filing Date
----------      ----------    ------------------------     --------           -----------          ------------
     155          F. Lin       Recombinant Methods and        U.S.               561,024            12/13/83
                               Materials Applied to Micro-
                               bial Expression of Erythro-
                               poietin

     155-CIP-1    F. Lin       Recombinant Methods and        U.S.               582,185             2/21/84
                               Materials Applied to Micro-
                               bial Expression of Erythro-
                               poietin

     155-CIP-2    F. Lin       Recombinant Methods and        U.S.               655,841             9/28/84
                               Materials Applied to Micro-
                               bial Expression of Erythro-
                               poietin

     155-CIP-3    F. Lin       Production of Erythropoietin   U.S.               675,298            11/30/84

                                                              Australia         Via PCT US84/
                                                                                02021               12/11/84
                                                              China             85106196             6/19/85
                                                              Canada            469,938             12/12/84
                                                              Czechoslovakia    PV 4438-85           6/18/85
                               EPO                            designating       84308654.7          12/12/84
                                                              Austria
                                                              Belgium
                                                              France
                                                              Germany
                                                              Italy
                                                              Luxembourg
                                                              Netherlands
                                                              Sweden
                                                              Switzerland
                                                              Lichtenstein
                                                              United Kingdom

* Information not yet available.

                                   Exhibit B
                                   ---------

ERYTHROPOIETIN  (Page 2)
--------------

 Docket No.       Inventor(s)    Title         Country          S.N.        Filing Date
 ----------       ----------  -----------    -----------   --------------   -----------
                                             Finland             852,377      6/14/85
                                             Denmark        via PCT US84/
                                                                    0201     12/11/84
                                             E. Germany       G/277534-2      6/19/85
                                             Greece                    *            *
                                             Hungary             2404/85      6/18/85
                                             Israel                73785     12/11/84
                                             Japan         Via PCT US84/
                                                                   02021     12/11/84
                                             Korea             7923/1984     12/13/84
                                             New Zealand         201,501     12/10/84
                                             Portugal                  *            *
                                             South Africa        84/9625     12/11/84
                                             Spain               538,519     12/12/84
                                             USSR             3917560/04      6/19/85

 * Information not yet available.

                                   Exhibit B
                                   ---------

ERYTHROPOIETIN  (Page 3)
--------------

Docket No.   Inventor(s)           Title                        Country            S.N.    Filing Date
----------   ----------        ----------------------------    ----------   -------------  ------------
 132         J. Egrie           ATCC HB8209 - Its Monoclonal   U.S.               463,724     2/4/83
                                Antibody to Erythropoietin
                                ATCC HB8209/Budapest
                                                               Canada             446,767     2/3/84
                                                               Israel               71001    2/17/84
                                                               Japan        Via PCT US84/
                                                                                    00151     2/3/84
                                EPO                            designating    84/300693.3     2/3/84
                                                               Austria
                                                               Belgium
                                                               France
                                                               Germany
                                                               Italy
                                                               Luxembourg
                                                               Netherlands
                                                               Sweden
                                                               Switzerland
                                                               Liechtenstein
                                                               United Kingdom

190          P. Lai             Protein Purification           U.S.               747,119    6/20/85
             T. Strickland

* Information not yet available.